Exhibit 10.2

WAVE ADVANCE INC

200 South Andrews Ave, Suite 504 Fort Lauderdale, FL 33301
Jason@waveadvancegrp.com

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 11/30/2023 by and between WAVE ADVANCE INC (“WAVE”), inclusive of its successors and assigns, and each merchant listed below (“Merchant”).

Merchant’s Legal Name:	PARTS ID INC., and all merchants listed in the “ADDENDUM M”

D/B/A/:	PARTS ID	Fed ID #:	81-3674868
Type of Entity:

☑	Corporation	☐	Limited Liability Company	☐	Limited Partnership	☐	Limited Liability Partnership	☐	Sole Proprietor

Business Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512
Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

Contact Address:	LEV@PARTSID.COM	Phone Number:	(800) 505-3274

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$1,100,000.00

Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.	$1,518,000.00

Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	31.21%

Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$1,030,000.00

Net Amount to Be Received Directly by Merchant(s)

This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.

	$750,000.00

Initial Estimated Payment This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.	$15,400.00
	per	Day

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

TERMS AND CONDITIONS

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to WAVE (making WAVE the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to WAVE. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by WAVE, each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of WAVE and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for WAVE and that each Merchant will hold Receivables in trust for WAVE in its capacity as a fiduciary for WAVE.

The Receivables Purchased Amount shall be paid to WAVE by each Merchant irrevocably authorizing only one depositing account acceptable to WAVE (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as WAVE receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes WAVE to ACH debit the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis as of the next business day after the date of this Agreement and will provide WAVE with all required access codes and monthly bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). WAVE is not responsible for any overdrafts or rejected transactions that may result from WAVE’s ACH debiting the Specified Percentage amounts under the terms of this Agreement. Each Merchant acknowledges and agrees that until the amount of the Receivables collected by WAVE exceeds the amount of the Purchase Price, WAVE will be permitted not treat any amount collected under this Agreement as profit for taxation and accounting purposes.

2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to WAVE for the following fees, where applicable:

A. $70,000.00 - to cover underwriting, the ACH debit program, and expenses related to the procurement and initiation of the transactions encompassed by this Agreement. This will be deducted from payment of the Purchase Price.

B. Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.

C. NSF/Rejected ACH Fee - $50.00 for each time an ACH debit to the Account by WAVE is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives WAVE notice no more than one business day in advance that the Account will have insufficient funds to be debited by WAVE and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by WAVE or may be collected in addition to any other payment collected by WAVE under this Agreement.

D. Blocked Account/Default - $2,500.00 - If an Event of Default has taken place under Section 30.

E. UCC Fee - $195.00 – to cover WAVE filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

F. $0.00 - legal compliance with applicable disclosure laws and regulations. This will be deducted from payment of the Purchase Price.

G. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of WAVE’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3. Estimated Payments. Instead of debiting the Specified Percentage of Merchant’s Receivables, WAVE may instead debit an “Estimated Payment” from the Account every DAY. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage. The initial amount of the Estimated Payment is $15,400.00, subject to reconciliation as set forth in Section 4. Notwithstanding any provision herein to the contrary, WAVE is permitted to debit the Account to make up for a previous Estimated Payment that was not debited because WAVE was closed that day, to make up for any previous Estimated Payment that was not collected because the debit did not clear for any reason, to collect any amount due resulting from a reconciliation as set forth in Section 4, to collect any of the fees listed in Section 2, or to collect any amount due as a result of an Event of Default defined in Section 30.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

4. Reconciliations. Any Merchant may contact WAVE’s Reconciliation Department to request that WAVE conduct a reconciliation in order to ensure that the amount that WAVE has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to WAVE or by sending an e-mail to jason@waveadvancegrp.com stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request any and all statements covering the period from the date of this Agreement through the date of the request for a reconciliation and, if available, the login and password for the Account. WAVE will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. WAVE may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and WAVE will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that WAVE collected more than it was entitled to, then WAVE will credit to the Account all amounts to which WAVE was not entitled and, if there is an Estimated Payment, decrease the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If a reconciliation determines that WAVE collected less than it was entitled to, then WAVE will debit from the Account all additional amounts to which WAVE was entitled and, if there is an Estimated Payment, increase the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.

5. Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to WAVE, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide WAVE and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize WAVE and/or its agent(s) to deduct the amounts owed to WAVE for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to WAVE by permitting WAVE to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable as to each Merchant absent WAVE’s written consent until the Receivables Purchased Amount has been paid in full or the Merchant becomes bankrupt or goes out of business without any prior default under this Agreement.

6. Term of Agreement. The term of this Agreement is indefinite and shall continue until WAVE receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 1, 2, 3, 4, 5, 6, 7, 9, 10, 12, 13, 14, 15, 16, 17, 18, 22, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, and 51 shall survive any termination of this Agreement.

7. Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to WAVE under this Agreement are being made in the ordinary course of each Merchant’s business.

8. Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes WAVE and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to WAVE any bank or financial statements, tax returns, and other documents and records, as WAVE deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. WAVE is authorized to update such information and financial profiles from time to time as it deems appropriate.

9. Monitoring, Recording, and Electronic Communications. WAVE may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between WAVE and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for WAVE to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

WAVE may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives WAVE permission to call or send a text message to any telephone number given to WAVE in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives WAVE permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that WAVE will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that WAVE has no liability for any such charges.

10. Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of WAVE’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. WAVE may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to WAVE. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize WAVE, its agents and representatives, and any credit-reporting agency engaged by WAVE, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to WAVE under this Agreement or for WAVE’s ability to determine any Merchant’s eligibility to enter into any future agreement with WAVE. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to WAVE under the Fair Credit Reporting Act, authorizing WAVE to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes WAVE to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to WAVE under the Fair Credit Reporting Act, authorizing WAVE to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes WAVE to obtain such information in accordance with a merchant cash advance application.

11. Transactional History. Each Merchant authorizes its bank to provide WAVE with its banking and/or credit card processing history.

12. Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by WAVE for monies owed to WAVE from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by WAVE.

13. No Liability. In no event will WAVE be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

14. Sale of Receivables. Each Merchant and WAVE agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from WAVE to any Merchant. WAVE is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in WAVE not receiving the Receivables Purchased Amount. Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. WAVE has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to WAVE in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Each Merchant and each Guarantor acknowledges that WAVE does not purchase, sell, or offer to purchase or sell securities and that this Agreement is not a security, an offer to sell any security, or a solicitation of an offer to buy any security. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

15. Power of Attorney. Each Merchant irrevocably appoints WAVE as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to WAVE for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default (as described in Section 30). If an Event of Default takes place under Section 30, then each Merchant irrevocably appoints WAVE as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to WAVE from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 29); (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i); (iii) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to WAVE; and (iv) to file any claims or take any action or institute any proceeding which WAVE may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

16. Protections Against Default. The following Protections 1 through 6 may be invoked by WAVE, immediately and without notice to any Merchant if any Event of Default listed in Section 30 has occurred.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. WAVE may enforce the provisions of the Guarantee against Guarantor.

Protection 3. WAVE may enforce its security interest in the Collateral identified in Section 29.

Protection 4. WAVE may proceed to protect and enforce its rights and remedies by litigation or arbitration.

Protection 5. WAVE may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 6. WAVE will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to WAVE of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant. Each Merchant hereby grants to WAVE an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints WAVE and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to WAVE as contemplated by this Section.

17. Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes WAVE to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against WAVE or any of its affiliates relating to any (i) investigation undertaken by or on behalf of WAVE as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

18. Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by WAVE, including this Agreement and any other WAVE documents (collectively, “Confidential Information”) are proprietary and confidential information of WAVE. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of WAVE to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

19. D/B/As. Each Merchant hereby acknowledges and agrees that WAVE may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between WAVE and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

20. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to WAVE, and future statements which will be furnished hereafter at the request of WAVE, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise WAVE of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant’s ability to generate Receivables or perform its obligations under this Agreement.

21. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

22. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

23. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without WAVE’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

24. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to WAVE or change any place(s) of its business without giving prior written notice to WAVE.

25. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

26. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of WAVE, other than any for which WAVE has actual or constructive knowledge or inquiry notice as of the date of this Agreement.

27. Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than WAVE any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of WAVE.

28. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

29. Security Interest. To secure each Merchant’s performance obligations to WAVE under this Agreement and any future agreement with WAVE, each Merchant hereby grants to WAVE a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to WAVE under any other agreement between any Merchant or Guarantor and WAVE (the “Cross-Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as WAVE deems necessary to perfect or maintain WAVE’s first priority security interest in the Collateral and the Cross-Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes WAVE to file any financing statements deemed necessary by WAVE to perfect or maintain WAVE’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to WAVE with respect to the Collateral and the Cross- Collateral, and that any subsequent lienor may be tortiously interfering with WAVE’s rights. Each Merchant shall be liable for and WAVE may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by WAVE in protecting, preserving, and enforcing WAVE’s security interest and rights. Each Merchant further acknowledges that WAVE may use another legal name and/or D/B/A or an agent when designating the Secured Party when WAVE files the above-referenced financing statement(s).

30. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

(1) Any representation or warranty by any Merchant to WAVE proves to have been made intentionally false or misleading in any material respect when made;

(2) Any Merchant causes any ACH debit to the Account by WAVE to be blocked or stopped without providing any advance written notice to WAVE with an alternative method for WAVE to collect the blocked or stopped payment, which notice may be given by e-mail to jason@waveadvancegrp.com;

(3) Any Merchant intentionally prevents WAVE from collecting any part of the Receivables Purchased Amount; or

(4) Any Merchant causes any ACH debit to the Account by any person or entity other than WAVE to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter provide WAVE with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e-mail to jason@waveadvancegrp.com.

31. Remedies. In case any Event of Default occurs and is not waived, WAVE may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of WAVE in connection with this Agreement, including each Protection listed in Section 16, may be exercised at any time by WAVE after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, WAVE may elect that Merchant(s) be required to pay to WAVE 25% of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by WAVE in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”), and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to WAVE’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

32. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of WAVE, which consent may be withheld in WAVE’s sole discretion. WAVE may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 29 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by WAVE, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or WAVE) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between WAVE and such assignee (the “Assignment Agreement”), have the rights and obligations of WAVE under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, WAVE’s rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, WAVE may disclose all information that WAVE has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon WAVE’s request.

33. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant and each Guarantor must set its spam or junk mail filter to accept e-mails sent by jason@waveadvancegrp.com and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

34. Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of Florida, that the Purchase Price is being paid by WAVE in the State of Florida, that the Receivables Purchased Amount is being delivered to WAVE in the State of Florida, and that the State of Florida has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, the relationship between WAVE and each Merchant, and the relationship between WAVE and each Guarantor will be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflict of laws. Each Merchant agrees that the provisions of Chapter 22.1 of Title 6.2 of the Virginia Code are not applicable to this Agreement unless a merchant has a principal place of business located in the Commonwealth of Virginia and there is no applicable exemption to the statute. Each Merchant agrees that the provisions of Division 9.5 of the California Financial Code are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of California or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of Chapter 27 of Title 7 of the Utah Code are not applicable to this Agreement if the transactions contemplated by this Agreement are not consummated in the State of Utah.

35. Venue and Forum Selection. Any litigation, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving WAVE on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Broward or Miami-Dade in the State of Florida (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any application to obtain injunctive relief in aid of arbitration or to confirm an arbitration award for an arbitration conducted in the State of New York may be made in the Supreme Court of New York for Nassau County or the Civil Court of the City of New York for New York County and any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to WAVE may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

36. Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

37. Counterclaim Waiver. In any litigation or arbitration commenced by WAVE, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

38. Costs and Legal Fees. If an Event of Default occurs or WAVE prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and each Guarantor must pay WAVE’s reasonable attorney fees, which may include a contingency fee, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.

39. Prejudgment and Postjudgment Interest. If WAVE becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then WAVE will be entitled to the recovery of prejudgment interest at a rate of 18% per annum, or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 18% per annum, or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

40. Class Action Waiver. WAVE, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

41. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving WAVE on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and no other arbitral forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitral tribunal and pay all required filing and/or administrative fees. If the American Arbitration Association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will not apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration hearing relating to this Agreement must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under the arbitration laws of the State in which the arbitration is being conducted, the laws of the State of Florida, or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WAVE and by any party to a lawsuit in which WAVE and any Merchant or any Guarantor are parties.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

42. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to WAVE by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by WAVE demonstrating that WAVE was provided with notice of a change in the Contact Address.

43. Survival of Representations, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

44. Waiver. No failure on the part of WAVE to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

45. Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to WAVE by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of WAVE. Each Merchant and each Guarantor acknowledge that WAVE is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify WAVE and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that WAVE does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

46. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

47. Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

48. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

49. Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

50. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein.

51. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name)	(Print Title)	(Signature)

SS#	Driver License Number

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)

SS#	Driver License Number

Approved for WAVE ADVANCE INC by: _______________________________________

STANDARD MERCHANT CASH ADVANCE AGREEMENT

GUARANTEE

G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated 11/30/2023, of the Standard Merchant Cash Advance Agreement, dated 11/30/2023 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between WAVE ADVANCE INC (“WAVE”) and PARTS ID., and all merchants listed in the “ADDENDUM M” (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to WAVE in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Communications. WAVE may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives WAVE permission to call or send a text message to any telephone number given to WAVE in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives WAVE permission to communicate such information to them by e-mail. Each Guarantor agrees that WAVE will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that WAVE has no liability for any such charges.

G3. Guarantor Waivers. If any Event of Default takes place under the Agreement, then WAVE may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral or Cross-Collateral WAVE may hold pursuant to this Guarantee or any other agreement or guarantee. WAVE does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) WAVE’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to WAVE. In addition, WAVE may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to WAVE; (ii) if there is more than one Merchant, release a Merchant from its obligations to WAVE such that at least one Merchant remains obligated to WAVE; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to WAVE under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.

G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

G5. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of Florida, that the Purchase Price is being paid by WAVE in the State of Florida, that the Receivables Purchased Amount is being delivered to WAVE in the State of Florida, and that the State of Florida has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. The Agreement, this Guarantee, any dispute or claim relating to the Agreement or this Guarantee, whether sounding in contract, tort, law, equity, or otherwise, the relationship between WAVE and each Merchant, and the relationship between WAVE and each Guarantor will be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflict of laws.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G6. Venue and Forum Selection. Any litigation, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or this Guarantee or involving WAVE on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Broward or Miami-Dade in the State of Florida (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, in addition to the Acceptable Forums, any application to obtain injunctive relief in aid of arbitration or to confirm an arbitration award for an arbitration conducted in the State of New York may be made in the Supreme Court of New York for Nassau County or the Civil Court of the City of New York for New York County and any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to WAVE may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with WAVE.

G8. Counterclaim Waiver. In any litigation or arbitration commenced by WAVE, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

G9. Costs and Legal Fees. If an Event of Default occurs or WAVE prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and/or Guarantor must pay WAVE’s reasonable attorney fees, which may include a contingency fee, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.

G10. Prejudgment and Postjudgment Interest. If WAVE becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then WAVE will be entitled to the recovery of prejudgment interest at a rate of 18% per annum, or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 18% per annum, or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

G11. Class Action Waiver. WAVE, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

G12. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement, this Guarantee, or involving WAVE on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and no other arbitral forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitral tribunal and pay all required filing and/or administrative fees. If the American Arbitration association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will never apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration relating to the Agreement or this Guarantee must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the products of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under the Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in the Agreement or this Guarantee to the contrary, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under the arbitration laws of the State in which the arbitration is being conducted, the laws of the State of Florida, or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained herein may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of WAVE and by any party to a lawsuit in which WAVE and any Merchant or any Guarantor are parties.

G13. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to WAVE by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by WAVE demonstrating that WAVE was provided with notice of a change in the Contact Address.

G14. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

G15. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, and G19 shall survive any termination of this Guarantee.

G16. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

G17. Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G18. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.

G19. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

By:	LEV MICHAILOVICH PEKER
	(Print Name)	(Signature)

SS#	Driver License Number

GUARANTOR (#2)

By:
	(Print Name)	(Signature)

SS#	Driver License Number

STANDARD MERCHANT CASH ADVANCE AGREEMENT

BANK INFORMATION

Dear Merchant,

We look forward to being your funding partner.

You authorize WAVE ADVANCE INC to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below.

WAVE ADVANCE INC will require viewing access to your bank account each business day.

WAVE ADVANCE INC will also require viewing access to your bank account, prior to funding, as part of our underwriting process.

Please fill out the form below with the information necessary to access your account.

* Be sure to indicate capital or lower case letters.

Name of bank: ____________________________________________________________________________________

Name of account: _________________________________________________________________________________

Account number:__________________________________   Routing number: __________________________________

Bank portal website: _______________________________________________________________________________

Username: _______________________________________________________________________________________

Password: _______________________________________________________________________________________

Security Question/Answer 1: _________________________________________________________________________

Security Question/Answer 2: ________________________________________________________________________

Security Question/Answer 3: ________________________________________________________________________

Any other information necessary to access your account: ___________________________________________________

If you have any questions please feel free to contact us directly.

I have read and agree to the terms and conditions set forth above:

Name:	LEV MICHAILOVICH PEKER	Title:	OWNER	Date:	11/30/2023

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1. I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”), dated 11/30/2023, between Wave Advance Inc and PARTS ID INC., and all merchants listed in the “ADDENDUM M” (“Merchant”) on behalf of Merchant.

2. This Declaration incorporates by reference the Agreement and every addendum to it.

3. I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.

4. I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.

5. I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.

6. I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.

7. I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.

8. I acknowledge that the payments to be made from any Merchant to Wave Advance Inc under the Agreement are being made in the ordinary course of each Merchant’s business.

9. I am aware of each Merchant’s right to request a reconciliation of the payments made under the Agreement at any time.

10.   I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on	11/30/2023
(Date)

Executed on	11/30/2023
(Date)

FOR THE MERCHANT/OWNER (#1)

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)

STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM R

ADDITIONAL REMEDIES

This is an Addendum dated 11/30/2023 to the Standard Merchant Cash Advance Agreement (“Agreement”) dated 11/30/2023 between WAVE ADVANCE INC (“WAVE”) and PARTS ID INC., and all merchants listed in the” ADDENDUM M” (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

R1. REMEDIES. IN ADDITION TO ALL OTHER REMEDIES AVAILABLE TO WAVE, IN CASE ANY EVENT OF DEFAULT OCCURS AND IS NOT WAIVED, WAVE WILL BE ENTITLED TO THE ISSUANCE OF AN INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE OR PROVISIONAL RELIEF IN WAVE’S FAVOR, SUBJECT TO COURT OR ARBITRATOR APPROVAL, RESTRAINING EACH MERCHANT’S ACCOUNTS AND/OR RECEIVABLES UP TO THE AMOUNT DUE TO WAVE AS A RESULT OF THE EVENT OF DEFAULT, AND EACH MERCHANT WILL BE DEEMED TO HAVE CONSENTED TO THE GRANTING OF AN APPLICATION FOR THE SAME TO ANY COURT OR ARBITRAL TRIBUNAL OF COMPETENT JURISDICTION WITHOUT ANY PRIOR NOTICE TO ANY MERCHANT OR GUARANTOR AND WITHOUT WAVE BEING REQUIRED TO FURNISH A BOND OR OTHER UNDERTAKING IN CONNECTION WITH THE APPLICATION. TO THE EXTENT APPLICABLE, MERCHANT(S) AND GUARANTOR(S) WAIVE THE RIGHT TO A NOTICE AND HEARING UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A TO 52-278G, INCLUSIVE, AND CONSENT TO THE ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER.

R2. ARBITRATION. IN CASE ANY EVENT OF DEFAULT OCCURS AND IS NOT WAIVED, EACH MERCHANT CONSENTS TO WAVE MAKING AN APPLICATION IN ARBITRATION, WITHOUT NOTICE TO ANY MERCHANT OR ANY GUARANTOR, FOR THE ISSUANCE OF AN INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE RELIEF IN WAVE’S FAVOR, SUBJECT TO COURT OR ARBITRATOR APPROVAL, RESTRAINING EACH MERCHANT’S ACCOUNTS AND/OR RECEIVABLES UP TO THE AMOUNT DUE TO WAVE AS A RESULT OF THE EVENT OF DEFAULT. EACH MERCHANT IRREVOCABLY AUTHORIZES AND DIRECTS ITS FINANCIAL INSTITUTIONS AND ACCOUNT DEBTORS TO COMPLY WITH ANY INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE RELIEF ISSUED IN WAVE’S FAVOR IN ARBITRATION UNDER THE TERMS OF THIS AGREEMENT, WILL HOLD HARMLESS AND INDEMNIFY WAVE AND ITS EMPLOYEES, AGENTS, ATTORNEYS, MEMBERS, MANAGERS, OFFICERS, SUBSIDIARIES, AFFILIATE ENTITIES, SUCCESSORS, AND ASSIGNS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, LIABILITIES, AND EXPENSES (INCLUDING REASONABLE ATTORNEY AND EXPERT FEES) RELATING TO THE MAKING OR ENFORCEMENT OF ANY APPLICATION FOR THE ISSUANCE OF AN INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE RELIEF IN WAVE’S FAVOR TO RESTRAIN EACH MERCHANT’S ACCOUNTS AND/OR RECEIVABLES, AND WILL HOLD HARMLESS AND INDEMNIFY ALL FINANCIAL INSTITUTIONS AND ACCOUNT DEBTORS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, LIABILITIES, AND EXPENSES (INCLUDING REASONABLE ATTORNEY AND EXPERT FEES) RELATING TO COMPLIANCE WITH ANY INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE RELIEF ISSUED IN FAVOR OF WAVE.

STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM R

ADDITIONAL REMEDIES

FOR THE MERCHANT/OWNER (#1)

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)

GUARANTEE OF STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM R

ADDITIONAL REMEDIES

This is an Addendum dated 11/30/2023 to the Guarantee (“Guarantee”) dated 11/30/2023 of the Standard Merchant Cash Advance Agreement (“Agreement”) dated 11/30/2023 between WAVE INC (“WAVE”) and PARTS ID INC., and all merchants listed in the “ADDENDUM M” (“Merchant”). This Addendum incorporates the Agreement and the Guarantee by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement or the Guarantee.

RG1. REMEDIES. IN CASE ANY EVENT OF DEFAULT OCCURS AND IS NOT WAIVED, WAVE WILL BE ENTITLED TO THE ISSUANCE OF AN INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE OR PROVISIONAL RELIEF IN WAVE’S FAVOR, SUBJECT TO COURT OR ARBITRATOR APPROVAL, RESTRAINING EACH GUARANTOR’S ACCOUNTS AND/OR RECEIVABLES UP TO THE AMOUNT DUE TO WAVE AS A RESULT OF THE EVENT OF DEFAULT, AND EACH GUARANTOR WILL BE DEEMED TO HAVE CONSENTED TO THE GRANTING OF AN APPLICATION FOR THE SAME TO ANY COURT OR ARBITRAL TRIBUNAL OF COMPETENT JURISDICTION WITHOUT ANY PRIOR NOTICE TO ANY MERCHANT OR GUARANTOR AND WITHOUT WAVE BEING REQUIRED TO FURNISH A BOND OR OTHER UNDERTAKING IN CONNECTION WITH THE APPLICATION. TO THE EXTENT APPLICABLE, MERCHANT(S) AND GUARANTOR(S) WAIVE THE RIGHT TO NOTICE AND A HEARING UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A TO 52-278G, INCLUSIVE, AND CONSENT TO THE ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER.

RG2. ARBITRATION. IN CASE ANY EVENT OF DEFAULT OCCURS AND IS NOT WAIVED, EACH GUARANTOR CONSENTS TO WAVE MAKING AN APPLICATION IN ARBITRATION, WITHOUT NOTICE TO ANY MERCHANT OR ANY GUARANTOR, FOR THE ISSUANCE OF AN INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE OR PROVISIONAL RELIEF IN WAVE’S FAVOR, SUBJECT TO COURT OR ARBITRATOR APPROVAL, RESTRAINING EACH GUARANTOR’S ACCOUNTS AND/OR RECEIVABLES UP TO THE AMOUNT DUE TO WAVE AS A RESULT OF THE EVENT OF DEFAULT. EACH GUARANTOR IRREVOCABLY AUTHORIZES AND DIRECTS ITS FINANCIAL INSTITUTIONS AND ACCOUNT DEBTORS TO COMPLY WITH ANY INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE OR PROVISIONAL RELIEF ISSUED IN WAVE’S FAVOR IN ARBITRATION UNDER THE TERMS OF THIS AGREEMENT, WILL HOLD HARMLESS AND INDEMNIFY WAVE AND ITS EMPLOYEES, AGENTS, ATTORNEYS, MEMBERS, MANAGERS, OFFICERS, SUBSIDIARIES, AFFILIATE ENTITIES, SUCCESSORS, AND ASSIGNS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, LIABILITIES, AND EXPENSES (INCLUDING REASONABLE ATTORNEY AND EXPERT FEES) RELATING TO THE MAKING OR ENFORCEMENT

OF ANY APPLICATION FOR THE ISSUANCE OF AN INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE OR PROVISIONAL RELIEF IN WAVE’S FAVOR TO RESTRAIN EACH GUARANTOR’S ACCOUNTS AND/OR RECEIVABLES, AND WILL HOLD HARMLESS AND INDEMNIFY ALL FINANCIAL INSTITUTIONS AND ACCOUNT DEBTORS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, LIABILITIES, AND EXPENSES (INCLUDING REASONABLE ATTORNEY AND EXPERT FEES) RELATING TO COMPLIANCE WITH ANY INJUNCTION, RESTRAINING ORDER, OR OTHER EQUITABLE OR PROVISIONAL RELIEF ISSUED IN FAVOR OF WAVE.

GUARANTEE OF STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM R

ADDITIONAL REMEDIES

GUARANTOR (#1)

By:	LEV MICHAILOVICH PEKER
	(Print Name)	(Signature)

GUARANTOR (#2)

By:
	(Print Name)	(Signature)

STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM P

DEDUCTION($) FROM PURCHASE PRICE FOR PAYOFF(S)

This is an Addendum, dated 11/30/2023, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 11/30/2023, between WAVE ADVANCE INC (“WAVE”) and PARTS ID INC., and all merchants listed in the “ADDENDUM M” (“Merchant”).

Merchant(s) instruct WAVE to pay up to $280,000.00 of the Purchase Price set forth in the Agreement to WAVE ADVANCE INC instead of to Merchant(s). The balance of the Purchase Price will be paid to Merchant(s).

Additional comments: _______________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

FOR THE MERCHANT/OWNER (#1)

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:		OWNER
	(Print Name)	(Print Title)	(Signature)

STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM E

EARLY PAYOFF

This is an Addendum dated 11/30/2023 to the Standard Merchant Cash Advance Agreement (“Agreement”) dated 11/30/2023 between WAVE ADVANCE INC (“WAVE”) and PARTS ID INC., and all merchants list ed in the “ADDENDUM M” (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

E1. Early Payoff. If WAVE receives $ 1,386,000.00 under the Agreement on or before 12/30/2023, then the Receivables Purchased Amount will be considered to have been paid in full at that time.

E2. Early Payoff. If WAVE receives $ 1,463,000.00 under the Agreement on or before 01/29/2024, then the Receivables Purchased Amount will be considered to have been paid in full at that time.

E3. Early Payoff. If WAVE receives $___________ under the Agreement on or before __________, then the Receivables Purchased Amount will be considered to have been paid in full at that time.

FOR THE MERCHANT/OWNER (#1)

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)

STANDARD MERCHANT CASH ADVANCE AGREEMENT ADDENDUM G

ADDITIONAL GUARANTOR(S)

This is an Addendum, dated 11/30/2023, to the Guarantee of the Standard Merchant Cash Advance Agreement (“Agreement”) between WAVE ADVANCE INC (“WAVE”) and PARTS ID INC., and all merchants listed in the “ADDENDUM G” (“Merchant”), dated 11/30/2023. This Addendum incorporates by reference the Agreement and the Guarantee.

The following additional entities and/or people, pursuant to the terms and conditions of the Guarantee, hereby guarantee performance of Merchant’s performance of all of the representations, warranties, and covenants made by Merchant to WAVE in the Agreement, inclusive of all addenda thereto, if any, as may be renewed, amended, extended, or otherwise modified.

GUARANTOR (#3)

Name of Guarantor #3:	PARTS ID INC.

Type of Entity (if Guarantor #3 is not a person):	Corporation

Guarantor #3’s Fed ID# (if Guarantor #3 is not a person) or SS# (if Guarantor #3 is a person):

Driver License Number (if Guarantor #3 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #3 is Not a Person)	(Signature)

GUARANTOR (#4)

Name of Guarantor #4:	QUALITY DISCOUNTERS INC

Type of Entity (if Guarantor #4 is not a person):	Corporation

Guarantor #4’s Fed ID# (if Guarantor #4 is not a person) or SS# (if Guarantor #4 is a person):

Driver License Number (if Guarantor #4 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #4 is Not a Person)	(Signature)

STANDARD MERCHANT CASH ADVANCE AGREEMENT ADDENDUM G

ADDITIONAL GUARANTOR(S)

GUARANTOR (#5)

Name of Guarantor #5:	SOCIAL FEEDR, INC.

Type of Entity (if Guarantor #5 is not a person):	Corporation

Guarantor #5’s Fed ID # (if Guarantor #5 is not a person) or SS# (if Guarantor #5 is a person):

Driver License Number (if Guarantor #5 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #5 is Not a Person)	(Signature)

GUARANTOR (#6)

Name of Guarantor #6:	PARTS ID, LLC

Type of Entity (if Guarantor #6 is not a person):	LLC

Guarantor #6’s Fed ID # (if Guarantor #6 is not a person) or SS# (if Guarantor #6 is a person):

Driver License Number (if Guarantor #6 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #6 is Not a Person)	(Signature)

GUARANTOR (#7)

Name of Guarantor #7:	PARTS ID LLC

Type of Entity (if Guarantor #7 is not a person):	LLC

Guarantor #7’s Fed ID # (if Guarantor #7 is not a person) or SS# (if Guarantor #7 is a person):

Driver License Number (if Guarantor #7 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #7 is Not a Person)	(Signature)

STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM G
ADDITIONAL GUARANTOR(S)

GUARANTOR (#8)

Name of Guarantor #8:	ONYX ENTERPRISES INT’L

Type of Entity (if Guarantor #8 is not a person):

Guarantor #8’s Fed ID # (if Guarantor #8 is not a person) or SS# (if Guarantor #8 is a person):

Driver License Number (if Guarantor #8 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #8 is Not a Person)	(Signature)

GUARANTOR (#9)

Name of Guarantor #9:	PARTS ID, INC.

Type of Entity (if Guarantor #9 is not a person):	Corporation

Guarantor #9’s Fed ID # (if Guarantor #9 is not a person) or SS# (if Guarantor #9 is a person):

Driver License Number (if Guarantor #9 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #9 is Not a Person)	(Signature)

GUARANTOR (#10)

Name of Guarantor #10:

Type of Entity (if Guarantor #10 is not a person):

Guarantor #10’s Fed ID # (if Guarantor #10 is not a person) or SS# (if Guarantor #10 is a person):

Driver License Number (if Guarantor #10 is a person):

Contact Address:	1 CORPORATE DR	City:	CRANBURY	State:	NJ	Zip:	08512

E-mail Address:	Phone Number:

By:	LEV MICHAILOVICH PEKER	OWNER
	(Print Name of Person Signing)	(Print Title if Guarantor #10 is Not a Person)	(Signature)

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE

This ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT (this “Addendum”), dated November 30, 2023, is entered into by and among the following parties:

WAVE ADVANCE INC (“Company”); and

Business Legal Name: Parts ID INC

D/B/A: Parts ID (“Parts ID”); and

W-I-T-N-E-S-S-E-T-H

WHEREAS, Company and Parts ID entered into that certain STANDARD MERCHANT CASH ADVANCE AGREEMENT dated November 30, 2023 whereby Company purchased $1,589,000.00 of Parts ID’s future accounts- receivable for an up-front purchase price of $1,064,999.00 (the “Agreement”); and

WHEREAS, the Agreement was executed by Lev M. Peker (“Peker”) as agent of Parts ID; and

WHEREAS, the parties agree to abide by the terms of this Addendum and that this Addendum will reflect the intent of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the mutual receipts and sufficiency of which is hereby acknowledged, the parties to this Addendum hereby agree to the foregoing and as follows:

1. All capitalized terms used herein shall have the meaning set forth in the respective Agreement, unless otherwise indicated herein.

2. This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

3. Company and Parts ID agree that the Guaranty of Performance section in the Agreement is not applicable.

4. Company and Parts ID agree that Peker executed the Agreement as an agent of Parts ID and not in his personal capacity.

5. Company and Parts ID agree that Peker is not the “Guarantor” as that term is defined in the Agreement and all references to “Guarantor” in the Agreement shall not apply to Peker.

6. Company and Parts ID agree that any references to “Guarantor” in the Agreement shall mean Parts ID.

7. If an “Event of Default” as such term is defined in the Agreement shall occur, Company waives any and all rights and remedies by suit in equity or by action at law against Peker and will not seek any damages or other legal or equitable rights or remedies against Peker. Moreover, Company will not attach or garnish any of Peker’s bank accounts, wages, real property or other assets.

8. Notwithstanding anything in this Addendum or in the Agreement to the contrary, the Company agrees: (i) for the benefit of Lind Global Fund II LP (the “Senior Lender”) that its security interest in any Collateral (“Junior Security Interest”) shall be subordinated and shall rank in right and priority behind any security interest in the Collateral granted to the Senior Lender and (ii) it shall not file any Uniform Commercial Code financing statements in connection with the Junior Security Interest without prior written notice to each of Parts ID and the Senior Lender of the Company’s intention to make such filing.

9. Company and Parts ID agree that Section 25 of the Agreement shall be amended and restated in its entirety as follows: “No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate that an involuntary petition will be filed against it.”

10. The parties agree that this Addendum shall not modify or change any other terms or obligations of Company or Parts ID under the Agreement. The parties hereto agree that this Addendum represents the complete and final expression of the parties’ intent and that no prior or contemporaneous oral or written agreement may be used to modify the terms herein.

11. Company and Parts ID agree that Section 15 Power of Attorney shall be deleted in its entirety from the Agreement and shall be of no further force or effect.

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to the Standard Merchant Cash Advance Agreement as of the date first above written.

WAVE ADVANCE INC

By:	/s/ Joel Geta
Name:	Joel Geta
Title:	Managing Member

PARTS ID INC

By:
Name:	LEV M. PEKER
Title:	CHIEF EXECUTIVE OFFICER